UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 20, 2021)

ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
201 Isabella Street, Suite 400 Pittsburgh, Pennsylvania		15212
(Address of Principal Executive Offices)		(Zip Code)
412-992-2500
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Item 1.01    Entry into a Material Definitive Agreement.

    On May 20, 2021, the Compensation and Benefits Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Arconic Corporation (the “Company”) adopted certain amendments to the Arconic Corporation 2020 Annual Cash Incentive Plan (the “Cash Plan”). The purpose of the amendments was to achieve consistency between the compensation recovery provisions of the Cash Plan and corresponding provisions of the Amended and Restated Arconic Corporation 2020 Stock Incentive Plan, which was approved by the shareholders of the Company as disclosed in Item 5.07 of this Current Report on Form 8-K. All amendments to the Cash Plan were incorporated into the Amended and Restated Arconic Corporation 2020 Annual Cash Incentive Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 21, 2021, the Board approved a new Code of Conduct (the “Code of Conduct”), which incorporates the provisions of, and replaces, the Company’s existing Code of Ethics for the CEO, CFO and Other Financial Professionals. The new Code of Conduct, which applies to all of the Company’s employees, officers and directors, including its principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, (i) aligns with the Company’s values and establishes a principles-based approach to business ethics, (ii) includes substantive updates that were driven by the results of a comprehensive risk assessment following separation from the Company’s former parent company, (iii) conforms to applicable compliance standards, and (iv) improves readability. The new Code of Conduct did not result in any explicit or implicit waiver of any provision of the Company’s former Code of Ethics in effect prior to the adoption of the Code of Conduct. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Code of Conduct is available on the Company’s Internet website at http://www.arconic.com under the section “Investors—Corporate Governance—Governance and Policies.”

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held its annual meeting of shareholders (the “Annual Meeting”), at which the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2021 and distributed to the Company’s shareholders commencing on or about April 6, 2021 (the “Proxy Statement”) were presented to the shareholders. No nominees for director or other proposals were submitted by shareholders for consideration at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted a total of 93,397,941 shares, representing more than 84% of the Company’s outstanding voting stock. Set forth below are the final voting results for the matters submitted to a vote of shareholders at the Annual Meeting.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2022 annual meeting or until their respective successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fredrick A. Henderson	72,899,327	11,510,991	1,399,656	7,587,967
William F. Austen	84,138,309	281,374	1,390,291	7,587,967
Christopher L. Ayers	84,183,484	240,872	1,385,618	7,587,967
Margaret S. Billson	84,210,582	213,017	1,386,375	7,587,967
Jacques Croisetiere	84,190,576	228,444	1,390,954	7,587,967
Elmer L. Doty	84,152,945	266,277	1,390,752	7,587,967
Carol S. Eicher	82,864,427	1,557,928	1,387,619	7,587,967
Timothy D. Myers	84,281,681	197,665	1,330,628	7,587,967
E. Stanley O’Neal	82,574,812	1,854,774	1,380,388	7,587,967
Jeffrey Stafeil	84,163,631	222,727	1,432,616	7,587,967

All directors elected at the Annual Meeting are independent except Messrs. Doty and Myers. Mr. Doty is not independent due to his short-term management position with the Company’s former parent company in 2019 following his service as an independent director. Mr. Myers is not independent due to his current employment as the Company’s Chief Executive Officer.

Proposal 2 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,601,088	3,068,642	140,244	7,587,967

Proposal 3 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

At the Annual Meeting, the Company’s shareholders approved, in a non-binding advisory vote, the submission of the advisory vote on the compensation paid to the Company’s named executive officers on an annual basis.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
83,547,867	155,315	1,940,704	166,088	7,587,967

Proposal 4 – Amended and Restated Arconic Corporation 2020 Stock Incentive Plan

At the Annual Meeting, the Company’s shareholders approved the Amended and Restated Arconic Corporation 2020 Stock Incentive Plan as set forth in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,370,710	2,325,631	113,633	7,587,967

Proposal 5 – Ratification of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,113,068	202,985	81,888	0
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Arconic Corporation 2020 Annual Cash Incentive Plan
10.2	Amended and Restated Arconic Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on April 20, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Dated: May 21, 2021	By:	/s/ Diana C. Toman
	Name:	Diana C. Toman
	Title:	Executive Vice President, Chief Legal Officer and Secretary